UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 27, 2023

Consensus Cloud Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40750	87-1139414
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 S. Flower Street, 15th Floor
Los Angeles, California 90017
(Address of principal executive offices) (Zip Code)

(323) 860-9200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCSI	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 21, 2023, the Company received a notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the Company’s previously announced delay in filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Form 10-K”), the Company is no longer in compliance with the timely filing requirements for continued listing under Nasdaq Listing Rule 5250(c)(1). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the U.S. Securities and Exchange Commission (the “SEC”).

The notification letter has no immediate effect on the listing or trading of the Company’s common stock on Nasdaq.

The Notice states that, under Nasdaq rules, the Company has 60 calendar days to submit to Nasdaq a plan (the “Plan”) to regain compliance with Nasdaq’s continued listing requirements (the “Plan Deadline”). If the Plan is accepted, Nasdaq may grant an extension of up to 180 calendar days to regain compliance. The Company can also regain compliance with Nasdaq’s continued listing requirements at any time prior to the Plan Deadline by filing the Form 10-K, along with any subsequent periodic reports that may become due, and by continuing to comply with Nasdaq’s other continued listing requirements.

The Company intends to file the Form 10-K on or before March 31, 2023 and in any event, substantially prior to the Plan Deadline.

On March 27, 2023, the Company issued a press release regarding the notice received from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.1.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the Company’s timing of filing of the Annual Report. These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For a more detailed description of the risk factors and uncertainties affecting Consensus, refer to the 2021 Annual Report on Form 10-K filed by Consensus on April 15, 2022, and, when filed, the Company’s 2022 Annual Report on Form 10-K and the other reports filed by Consensus from time to time with the SEC, each of which is available at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated March 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consensus Cloud Solutions, Inc. (Registrant)

Date:	March 27, 2023	By:	/s/ Vithya Aubee
Vithya Aubee Vice President and Secretary